SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 24, 2004
                                                          --------------



                            American Oil & Gas, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                         0-31547                 88-0451554
          ------                         -------                 ----------
(State or other jurisdiction        (Commission File           (IRS Employer
    of incorporation)                    Number)             Identification No.)



                  1050 17th Street, Suite 1850 Denver, CO 80265
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 991-0173
                                                          --------------

Item 5. Other Events.
        ------------

     Resignation of Director. On March 24, 2004, R.M. Bustin resigned from the Company's Board of Directors. This resignation was not the result of a disagreement with the Registrant.


     Press Release. The news release of the Registrant dated March 30, 2004, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.  Financial Statements And Exhibits.
         ---------------------------------

         (c) Exhibits.

                                  Exhibit Index

Exhibit
Number   Description
------   -----------

99.1     News release dated March 30, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 30,  2004            AMERICAN OIL & GAS, INC.



                                  By:/s/  Andrew P. Calerich
                                     -------------------------------------------
                                          Andrew P. Calerich
                                          President and Chief Financial Officer